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                                EXHIBIT A.(XIII)
            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue twenty four billion eight hundred million (24,800,000,000) shares of $0.001 par value common stock, having an aggregate par value of twenty four million eight hundred thousand dollars ($24,800,000), as listed below:

                       Series                          Class A Shares   Class B Shares   Class C Shares   Class Y Shares
                       ------                          --------------   --------------   --------------   --------------
The Hartford Advisers Fund                                375,000,000     175,000,000      110,000,000      100,000,000
The Hartford Capital Appreciation Fund                    285,000,000     175,000,000      110,000,000       50,000,000
The Hartford Capital Appreciation II Fund                 200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Capital Preservation Fund                    285,000,000      75,000,000      200,000,000      100,000,000
The Hartford Disciplined Equity Fund                      125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Dividend and Growth Fund                     325,000,000      75,000,000       50,000,000       50,000,000
The Hartford Equity Income Fund                           125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Floating Rate Fund                           200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Focus Fund                                   125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Focus Growth Fund                            125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Global Communications Fund                   125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Global Financial Services Fund               125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Global Health Fund                           125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Global Leaders Fund                          125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Global Technology Fund                       125,000,000      75,000,000       50,000,000       50,000,000
The Hartford High Yield Fund                              125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Income Fund                                  125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Inflation Plus Fund                          155,000,000     105,000,000       90,000,000       50,000,000
The Hartford International Capital Appreciation Fund      125,000,000      75,000,000       50,000,000       50,000,000
The Hartford International Opportunities Fund             125,000,000      75,000,000       50,000,000       50,000,000
The Hartford International Small Company Fund             125,000,000      75,000,000       50,000,000       50,000,000
The Hartford MidCap Fund                                  225,000,000      75,000,000      110,000,000       50,000,000
The Hartford MidCap Growth Fund                           200,000,000     200,000,000      200,000,000      200,000,000
The Hartford MidCap Value Fund                            125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Money Market Fund                          1,200,000,000     500,000,000      500,000,000      500,000,000
The Hartford Principal Protection Fund                    125,000,000      75,000,000       50,000,000       50,000,000

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
The Hartford Retirement Income Fund                       200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Select MidCap Growth Fund                    200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Select MidCap Value Fund                     200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Select SmallCap Growth Fund                  200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Select SmallCap Value Fund                   200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Short Duration Fund                          125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Small Company Fund                           125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Stock Fund                                   125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Tax-Free California Fund                     125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Tax-Free New York Fund                       125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Target Retirement 2010 Fund                  200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Target Retirement 2020 Fund                  200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Target Retirement 2030 Fund                  200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Total Return Bond Fund                       125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Value Fund                                   125,000,000      75,000,000       50,000,000       50,000,000

                    Series                       Class A Shares   Class B Shares   Class C Shares   Class Y Shares   Class D Shares
                    ------                       --------------   --------------   --------------   --------------   --------------
The Hartford Aggressive Growth Allocation Fund     100,000,000      50,000,000       50,000,000       50,000,000        50,000,000
The Hartford Growth Allocation Fund                100,000,000      50,000,000       50,000,000       50,000,000        50,000,000
The Hartford Balanced Allocation Fund              100,000,000      50,000,000       50,000,000       50,000,000        50,000,000
The Hartford Conservative Allocation Fund          100,000,000      50,000,000       50,000,000       50,000,000        50,000,000
The Hartford Income Allocation Fund                100,000,000      50,000,000       50,000,000       50,000,000        50,000,000
The Hartford DCA Money Fund Series I                                                                                   300,000,000
The Hartford DCA Money Fund Series II                                                                                  300,000,000
The Hartford DCA Money Fund Series III                                                                                 300,000,000
The Hartford DCA Money Fund Series IV                                                                                  300,000,000
The Hartford DCA Money Fund Series V                                                                                   300,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to twenty six billion three hundred fifty million (26,350,000,000) shares, with an aggregate par

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value of twenty six million three hundred fifty thousand dollars ($26,350,000), as classified below:

                   Series                     Class A Shares   Class B Shares   Class C Shares   CLASS I SHARES   Class Y Shares
                   ------                     --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                       375,000,000     175,000,000      110,000,000              --       100,000,000
THE HARTFORD BALANCED INCOME FUND                200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Capital Appreciation Fund           285,000,000     175,000,000      110,000,000      50,000,000        50,000,000
The Hartford Capital Appreciation II Fund        200,000,000     200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Capital Preservation Fund           285,000,000      75,000,000      200,000,000              --       100,000,000
The Hartford Disciplined Equity Fund             125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Dividend and Growth Fund            325,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Equity Income Fund                  125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Floating Rate Fund                  200,000,000     200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Focus Fund                          125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Focus Growth Fund                   125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Global Communications Fund          125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Global Financial Services Fund      125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Global Health Fund                  125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Global Leaders Fund                 125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Global Technology Fund              125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford High Yield Fund                     125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Income Fund                         125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Inflation Plus Fund                 155,000,000     105,000,000       90,000,000      50,000,000        50,000,000
The Hartford International Capital
   Appreciation Fund                             125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford International Opportunities
   Fund                                          125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford International Small Company
   Fund                                          125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford MidCap Fund                         225,000,000      75,000,000      110,000,000              --        50,000,000

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
The Hartford MidCap Growth Fund                  200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Value Fund                   125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Money Market Fund                 1,200,000,000     500,000,000      500,000,000              --       500,000,000
The Hartford Principal Protection Fund           125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Retirement Income Fund              200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Growth Fund           200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Value Fund            200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Growth Fund         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Value Fund          200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Short Duration Fund                 125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Small Company Fund                  125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Stock Fund                          125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax--Free California Fund           125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax--Free New York Fund             125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement 2010 Fund         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2020 Fund         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2030 Fund         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Total Return Bond Fund              125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Value Fund                          125,000,000      75,000,000       50,000,000              --        50,000,000

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
                                                   Class A       Class B      Class C      Class D       CLASS I      Class Y
                    Series                          Shares       Shares       Shares        Shares       SHARES       Shares
                    ------                       -----------   ----------   ----------   -----------   ----------   ----------
The Hartford Aggressive Growth Allocation Fund   100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund              100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund            100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund        100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund              100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford DCA Money Fund Series I                                                     300,000,000
The Hartford DCA Money Fund Series II                                                    300,000,000
The Hartford DCA Money Fund Series III                                                   300,000,000
The Hartford DCA Money Fund Series IV                                                    300,000,000
The Hartford DCA Money Fund Series V                                                     300,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

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FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on May 9-10, 2006 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to a new series of the Corporation, THE HARTFORD BALANCED INCOME FUND, and to allocate additional shares to CLASS I OF CERTAIN SERIES of the Corporation.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Michael G. Phillips, its Assistant Secretary, this fourteenth day of June 2006.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ Edward P. Macdonald
                                            ------------------------------------
                                            Edward P. Macdonald
                                            Vice President


Attest:


/s/ Michael G. Phillips
-------------------------------------
Michael G. Phillips
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/ Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald